SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                                October 8, 2003
                Date of Report (Date of earliest event reported)


                       Centurion Gold Holdings, Inc.
             (Exact name of registrant as specified in its charter)



                                     Florida
                 (State or other jurisdiction of incorporation)


        000-49810                                    65-1129207
        (Commission File Number)           (IRS Employer Identification No.)


       2nd Floor, West tower, Sandton Square, cnr. Maude and 5th Streets,
                            Sandton,2146 South Africa
                     (address of principal executive offices)


                                +27(11)881-5563
               (Registrant's telephone number, including area code)

         (Former name and former address, if changed since last report.)




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Item 2.  Acquisition or Disposition of Assets

On October 8, 2003, Centurion Gold Holdings, Inc. ("Centurion") finalized the acquisition of one hundred percent (100%) of the issued and outstanding capital stock of Desta Transport Services (Proprietary) Limited ("Desta") and Area 9B Property (Proprietary) Limited ("Area 9B") and Odzi Properties (Proprietary) Limited ("Odzi")collectively known as the Sallies Mine. The terms of the acquisition are set forth in the Stock Purchase Agreement dated October 8, 2003 between Centurion and the shareholders of Desta and Area 9B and Odzi. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.1. A copy of the Financial Statements as at March 31st, 2003 are attached hereto as Exhibit 2.2.

The stockholders of Desta and Area 9B and Odzi received in the aggregate 5,000,000 restricted shares of the common stock of Centurion in exchange for 100% of the issued and outstanding stock of Desta and Area 9B and Odzi. Desta and Area 9B and Odzi holds the
Notarial Mineral Lease over the precious metals claims and mineral rights and the mining assets for the Sallies Mine as follows;

Desta: Certain permit issued under Section 161 of the Mining Rights Act No 20 of 1967 to retain and treat tailing, slimes, waste rock or other mine residue situated on the farm Witpoortjie No 117
Registration Division I.R. Gauteng region. Permit No 24/78, Licence No 74, Plan R M T No 0180/78;

Odzi: The immovable property known as Portion 277 (a portion of Portion 263) of the farm Witpoortjie No 117, Registration Division I.R. Gauteng region measuring 9,8544 hectares; and the remaining extent of Witpoortjie 117 I.R. Province of Gauteng, measuring 24,10 hectares and 7,62 hectares in extent.

Area 9B: Portion 275 (a portion of Portion 263) of the farm
Witpoortjie 117, Registration Division I.R. Province of Gauteng measuring 23,8562 hectares General Plan S.G. No A.13266/1995 and held by Certificate of Registered Title T. 90933/96.


On December 31, 2003, Centurion Gold Holdings, Inc. ("Centurion") finalized the acquisition of one hundred percent (100%) of the issued and outstanding capital stock of Coinholders (Proprietary) Limited ("Coinholders") and Investpro Prop 11 (Proprietary) Limited ("Investpro")known as the Spruitfontein and Marikana Mines. The terms of the acquisition are set forth in the Stock Purchase Agreement dated December 8, 2003 between Centurion and the shareholders of Coinholders and Investpro. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.3.

The stockholders of Coinholders and Investpro received in the aggregate 10,000,000 restricted shares of the common stock of Centurion in exchange for 100% of the issued and outstanding stock of Coinholders and Investpro. Coinholders and Investpro holds the Notarial Mineral Lease over the precious metals claims and mineral


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rights and the mining assets for the Spruitfontein and Marikana Mines as follows;

Real estate consisting of Portions 17 and 18 of the farm
Spruitfontein 341, Registration Division J.Q. and The Farm
Kafferskraal 342, registration Division J.Q. North West Province.
South Africa

The required financial statements and pro forma financial information are attached hereto as Exhibit 2.2.

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Item 7.  Exhibits.

Exhibit No.              Description

2.1 Stock Purchase Agreement by and between Centurion Gold Holdings, Inc. and the shareholders of Desta Transport Services (Proprietary) Limited and Area 9B Property (Proprietary) Limited and Odzi Properties (Proprietary) Limited.

2.2 Financial Statements of Desta Transport Services (Proprietary) Limited and Area 9B Property (Proprietary) Limited and Odzi Properties (Proprietary) Limited

2.3 Stock Purchase Agreement by and between Centurion Gold Holdings, Inc. and the shareholders of Coinholders (Proprietary) Limited and Investpro Prop 11 (Proprietary) Limited



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SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: March 7, 2004.
Centurion Gold Holdings, Inc.



By:   /s/ Arthur Johnson
   --------------------------
	Arthur Johnson
	President


	EXHIBIT INDEX


Exhibit No.             Description

2.1 Stock Purchase Agreement by and between Centurion Gold Holdings, Inc. and the shareholders of Desta Transport Services (Proprietary) Limited and Area 9B Property (Proprietary) Limited and Odzi Properties (Proprietary) Limited.

2.2 Financial Statements of Desta Transport Services (Proprietary) Limited and Area 9B Property (Proprietary) Limited and Odzi Properties (Proprietary) Limited

2.3                     Stock Purchase Agreement by and between
                        Centurion Gold Holdings, Inc. and the
                        shareholders of Coinholders (Proprietary)
                        Limited and Investpro Prop 11
                        (Proprietary) Limited



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